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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 29, 2004

                            LAYNE CHRISTENSEN COMPANY

               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                        33-48432               48-0920712
      ---------------                   ------------           --------------
(State or Other Jurisdiction            (Commission           (I.R.S. Employer
     of Incorporation)                  File Number)         Identification No.)

                          1900 SHAWNEE MISSION PARKWAY
                           MISSION WOODS, KANSAS 66205

                    (Address of Principal Executive Offices)

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                                 (913) 362-0510

              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CF$ 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         The information required by this item is included in Item 2.03 below.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OF A REGISTRANT.

         On October 4, 2004, Layne Christensen Company (the "Company") issued a press release announcing the acquisition of certain assets of Beylik Drilling and Pump Service, Inc. and the draw down of $20.0 million from the Company's Shelf Facility with Prudential Investment Management, Inc. ("Prudential") through the issuance of 5.4% Senior Notes, Series B, due 2011, to finance the acquisition and for general corporate purposes. A copy of the Press Release is attached as Exhibit 99.1.

         The ability of the Company to borrow under the Shelf Facility is subject to the Company's ongoing compliance with certain covenants, including restrictions on the incurrence of additional indebtedness and liens, investments, acquisitions, transfer or sale of assets, payment of dividends and certain financial maintenance covenants, including among others, fixed charge coverage, maximum debt to EBITDA, minimum tangible net worth and minimum asset coverage. In addition, under the terms of the Shelf Facility, if any event of default occurs, including payment default or insolvency of the Company, Prudential would be entitled to accelerate any outstanding amounts owed by the Company. As of September 29, 2004, the Company was in compliance with the covenants set forth in the Shelf Facility.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (C)      EXHIBITS.

                   10.1 Master Shelf Agreement, dated as of July 31, 2003, by and among Layne Christensen Company, Prudential Investment Management, Inc., The Prudential Insurance Company of America, Pruco Life Insurance Company, Security Life of Denver Insurance Company and such other Purchasers of the Notes as may be named in the Master Shelf Agreement from time to time (filed with the Company's 10-Q for the quarter ended July 31, 2003 (File No. 0-20578) as Exhibit 4(6) and incorporated herein by reference).

                   99.1 Press Release issued by Layne Christensen Company, dated October 4, 2004.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LAYNE CHRISTENSEN COMPANY



Date:  October 4, 2004                      By:     /s/ A. B. Schmitt
                                                ------------------------------
                                                Name:  Andrew B. Schmitt
                                                Title: President and
                                                       Chief Executive Officer


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                                INDEX TO EXHIBITS

     EXHIBIT NUMBER                     DESCRIPTION
     --------------                     -----------

          99.1 Press Release issued by Layne Christensen Company, dated October 4, 2004.


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